Exhibit 10(e)

                        Amended by the Board of Directors 1/12/98


                        1990 STOCK PLAN

                               OF

                   PHILLIPS PETROLEUM COMPANY
                   --------------------------

                  (As Approved April 25, 1989)


1.   PURPOSE
     -------
     The purpose of the 1990 Stock Plan of Phillips Petroleum Company is to provide incentive earnings opportunities to those key employees whose decisions and actions most directly affect the profitability and growth of the Company and its subsidiaries. Since the incentive earnings opportunities under this Plan are based on the market value of the Company's Common Stock, it will have the additional effect of increasing these employees' identity of interest with that of the Company's stockholders. There are two programs permitted by this Plan; a Stock Option Plan and the Strategic Incentive Plan.

2.   DEFINITIONS
     -----------
     a) "Board" shall mean the Board of Directors of the Company.

     b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     c)   "Company" shall mean Phillips Petroleum Company.

     d) "Committee" shall mean the Compensation Committee of the Board of Directors as appointed from time to time, and consisting of not less than three Board members. Each member of the Committee shall be a "disinterested person" as that term is now or hereafter defined in Rule 16(b)(3) of the Securities and Exchange Commission.

     e)   "Earned Award" shall mean the award which an SIP
          Participant is entitled to receive under the Strategic
          Incentive Plan.

     f) "Employee" shall mean any person employed by the Company or a Subsidiary on a full-time salaried basis, including officers and employee directors thereof.

     g) "Fair Market Value" shall mean the average of the highest price and the lowest price at which Stock shall have been sold on the date of the grant of the Option as reflected on the consolidated tape of New York Stock Exchange issues. In the event that any Options shall be granted on a date on which there were no such sales of Stock, the fair market value of Stock on such date shall be the average of the highest price and the lowest price at which Stock shall have been sold on the last trading day preceding the date of grant of such Option as reflected on the consolidated tape of New York Stock Exchange issues.


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     h)   "Incentive Stock Option" or "ISO" shall mean an Option
          which meets or complies with the terms and conditions set forth in Section 422A of the Code and Treasury regulations promulgated thereunder.

     i) "Indicators of Performance" shall mean the criteria which the Committee will use at the conclusion of the Performance Period to evaluate the Company's overall performance as described in Section 9(b) of this Plan.

     j)   "Strategic Incentive Plan Participant" or "SIP
          Participant" shall mean any eligible Employee who has been so designated by the Committee.

     k) "Option" or "Stock Option" shall mean a right granted under the Plan to an Optionee to purchase a stated number of shares of Stock at a stated exercise price.

     l) "Optionee" shall mean an employee who has received a Stock Option granted under the Plan.

     m) "Performance Period" shall mean a period established by the Committee beginning on the first day of a calendar year, of not less than three consecutive calendar years, at the conclusion of which settlement will be made with a SIP Participant with respect to his Earned Award.


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     n)   "Plan" shall mean the 1990 Stock Plan of Phillips
          Petroleum Company.

     o) "Restricted Stock" shall mean Stock which is not transferable except in accordance with the terms established for such transfer at the time of its issue in accordance with the plan under which it was issued.

     p)   "Stock" shall mean the common stock, including both
          Restricted and unrestricted Stock, of the Company.

     q) "Stock Appreciation Right" or "SAR" shall mean the right of an Optionee to exercise an Option granted in accordance with Section 8 of this Plan.

     r) "Subsidiary" shall mean any corporation, a majority of the voting stock of which is beneficially owned, directly or indirectly, by the Company.

     s) "Target Award" shall mean the award, expressed in shares of Stock, which will be considered an Earned Award, absent any adjustment thereto for individual performance, if the Committee determines pursuant to
          Section 9(b) of this Plan that the Company's overall performance was "competitive."

     t) "Total Disability" and "Totally Disabled" shall mean the condition in which, by reason of bodily injury or disease, an employee is and will at all


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




          times thereafter be wholly prevented from engaging in any occupation or employment for compensation, profit or gain. All determinations of Total Disability shall be made by the insurance company carrying the group life insurance plan of the Company on the date on which the employee, whether or not eligible for benefits under such insurance plan, becomes Totally Disabled.

3.   ADMINISTRATION
     --------------
     The Committee is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations and to appoint such agents as it deems appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with the Plan or the Options or Stock Appreciation Rights or the Strategic Incentive Plan as it deems necessary or advisable. Each determination, interpretation, or other action made or taken pursuant to the provision of the Plan by the Committee shall be final and shall be binding and conclusive for all purposes and upon all persons. Notwithstanding any provision of the Plan or any Administrative Procedure adopted thereunder which may be capable of being construed to the contrary, no discretion concerning the administration of the Plan insofar as it relates to persons subject to
     Section 16 of the Securities Exchange Act of 1934 shall be afforded to a person who is not a disinterested person in respect of the Plan.


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



4.   ELIGIBILITY
     -----------
     Only those Employees who, in the sole judgment of the Committee, may have a significant effect on the profitability and growth of the Company, shall be eligible to receive Options and Stock Appreciation Rights under this Plan. Of such Employees, those who are in positions evaluated at grade 35 or higher under the Company's salary administration system are eligible for participation in the Strategic Incentive Plan; provided, however, the Committee may also permit Employees eligible for Participation in the Plan evaluated at less than grade 35 to participate in the Strategic Incentive Plan if in the opinion of the Committee such Employees have a significant effect on the Company's long term growth and profitability.

5.   MAXIMUM SHARES AVAILABLE
     ------------------------
     The Stock to be distributed under the Plan may be either authorized and unissued shares or issued shares whether held in the treasury of the Company or otherwise. The total amount of Stock which, under the provisions of this Plan, may be subject to delivery on the exercise of Options, issued in satisfaction of exercised Options or SAR's, or issued under the Strategic Incentive Plan shall not exceed
     8.6 million shares of the Company's Stock, which represents approximately 3.5% of the number of issued and outstanding shares of Stock as of December 31, 1988. The maximum number of shares is subject to adjustment in accordance with the provisions of Section 10 hereof. In determining the number of shares subject to delivery under this Plan, those represented by cancelled Options, forfeited Options,


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



     expired Options and non-earned awards under the Strategic Incentive Plan shall be returned upon the occurrence of such event to the pool of shares available for distribution under the Plan and may be the subject of further Options or SAR's, or may be issued under the Strategic Incentive Plan.

6.   STOCK OPTIONS
     -------------
     a)   Award of Options.  (i) The Committee, at any time and
          -----------------
          from time to time prior to December 31, 1994, may grant Options under the Plan to eligible Employees, for such numbers of shares and having such terms as the Committee shall designate, subject, however, to the provisions of the Plan. The Committee will also determine the type of Option granted (e.g., ISO, nonstatutory, other statutory Options as from time to time may be permitted by the Code) or a combination of various types of Options. Options designated as ISO's shall comply with all the provisions of Section 422A(b) of the Code and applicable Treasury Department regulations. The aggregate Fair Market Value (determined at the time the Option is granted) of Stock with respect to which ISO's are exercisable for the first time by any individual during a calendar year under all plans of the Company, and any subsidiary shall not exceed $100,000. All shares over the $100,000 first exercisable value shall be granted as a non-qualified Option. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant. Any individual at any one time and from time to time may hold more than one Option granted under the Plan or under


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



          any other Stock plan of the Company. (ii) Each Option shall be evidenced by a Stock Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

     b)   Exercise Price.  The price at which shares of Stock may
          ---------------
          be purchased under an Option shall not be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

     c)   Term of Options.  The period during which an Option may
          ----------------
          be exercised shall be determined by the Committee; provided, that such period will not be longer than ten years from the date on which the Option is granted for those Options designated as ISO's or 11 years for other types of Options. The date or dates on which installment portion(s) of an Option may be exercised during the term of an Option shall be determined by the Committee and may vary from Option to Option. If the Committee makes no such specific arrangement with respect to an Option, each such Option granted pursuant to the Plan shall become exercisable in four installments. The first such installment shall become exercisable on the first anniversary of the date of the grant for 25 percent of the number of shares of Stock subject to the Option. Thereafter, on each anniversary of the date of the grant an installment shall become exercisable for an additional 25 percent of the number of shares of Stock subject to the Option until the Option


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



          shall have become fully exercisable. To the extent that an installment is not exercised when it becomes exercisable, it shall not expire but shall continue to be exercisable at any time thereafter until the Option shall be cancelled, expire or be surrendered. The Committee may accelerate the exercise schedule on outstanding Options, if in its sole judgment conditions are such to warrant such acceleration.

     d)   Termination of Employment.  (i) If, prior to a date
          --------------------------
          one year from the date an Option shall have been granted, the Optionee's employment with the Company or Subsidiary shall be terminated for any reason, such Option shall be cancelled and all rights thereunder shall cease; provided that an Option granted in any year to an Optionee who terminates employment on January 1 of the following year due to retirement pursuant to the terms of a retirement plan of the Company or a Subsidiary shall not be cancelled for that reason, and provided, further, the Committee may, in its sole discretion determine that all or any portion of any other Option shall not be cancelled due to termination of employment prior to a date one year from the date the Option shall have been granted.

          (ii) If, on or after one year from the date an Option shall have been granted, an Optionee's employment with the Company or Subsidiary is terminated for any reason except retirement pursuant to the terms of a retirement plan of the Company or a Subsidiary, Total Disability, or death,


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



          any Option so granted under the Plan shall be cancelled on such termination; provided, that the Committee may, in its sole discretion, determine that all or a portion of any such Option shall not be cancelled.

          (iii) If, on or after a date one year from the date the Option is granted, an Optionee shall terminate employment by reason of retirement pursuant to a retirement plan of the Company or Subsidiary, or by reason of Total Disability, the Optionee shall retain all rights provided by the Option at the time of such termination of employment. If on or after a date one year from the date the Option is granted, or such shorter period as may be permitted pursuant to (d)(ii) above, an Optionee shall die while in the employ of the Company or Subsidiary or after termination of employment by reason of retirement pursuant to a retirement plan of the Company or Subsidiary, the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right to exercise the Option to the same extent the Optionee could have, had the Optionee not died. No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish


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



          the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

          (iv) Transfer of employment between the Company and a Subsidiary or between Subsidiaries shall not constitute termination of employment for the purpose of any Option granted under the Plan. Whether any leave of absence shall constitute termination of employment for the purposes of any Option granted under the Plan shall be determined in each case by the Committee in its sole discretion.

     e)   Payment for Shares.  (i) The exercise price for all
          -------------------
          shares of Stock purchased upon the exercise of an Option, or a portion thereof, shall be paid in full at the time of such exercise. Such payment may be made in cash, by tendering shares of Stock having a value on the date of exercise equal to the exercise price, or tendering shares of Restricted Stock having a value on the date of exercise equal to the exercise price. Such value shall be the Fair Market Value except that the applicable date for determination of the highest and lowest price on the New York Stock Exchange shall be the date on which the Option is exercised, or if not a trading date, then the last trading day on such Exchange preceding the date on which the Option is exercised. If Restricted Stock is used in such exercise, the resulting new shares shall have the same restrictions as the tendered shares. The number of shares so restricted shall not be less than the number of shares of


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          Restricted Stock tendered.  The Committee may, in its
          sole discretion and judgment, limit the extent to which shares of Stock or shares of Restricted Stock may be used in exercising Options.

          (ii) The Stock delivered to the Optionee upon exercise of an Option, whether or not Restricted Stock is used for payment of the purchase price of the Option may, at the discretion of the Committee, have restrictions placed on it, provided that the Stock Option Agreement with the Optionee covering the Option permits such use of Restricted Stock.

     f) Should a withholding tax obligation arise upon the exercise of an Option, the withholding tax may be satisfied by withholding shares of Stock or by payment of cash.

7.   DETRIMENTAL ACTIVITIES
     ----------------------
     If the Committee determines that, subsequent to the grant of any Option, the Optionee has engaged or is engaging in any activity which, in the sole judgment of the Committee, is or may be detrimental to the Company or a Subsidiary, the Committee may refuse to honor the exercise of such Optionee's Options already requested, and cancel the Option or Options granted to that Optionee.


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8.   STOCK APPRECIATION RIGHTS
     -------------------------
     a)   Grant.  The Committee may, at its discretion, affix
          ------
          Stock Appreciation Rights to any Option, either at the time of its initial granting to the Optionee or at a later date. The addition of such SAR's must be accomplished prior to the completion of the period during which the Option may be exercised and such exercise period may not be extended beyond that which was initially established. The Committee may establish any SAR terms and conditions that it desires at the time such SAR is established, provided that, to the extent permitted by applicable law, notwithstanding any provision of this Plan to the contrary, the terms and conditions of a SAR related to an ISO shall be the same as the terms applicable to the underlying ISO.

     b)   Exercise of Stock Appreciation Right.  (i) A Stock
          -------------------------------------
          Appreciation Right shall be exercisable at such time as may be determined by the Committee, which shall be not less than six months after its grant, and provided further that a Stock Appreciation Right shall be exercisable only to the extent that the related Option could be exercised. Option shares with respect to which the related Stock Appreciation Right shall have been exercised may not again be subjected to Options under this Plan. Upon the exercise of a Stock Appreciation Right, that portion of the Option underlying the Stock Appreciation Right will be considered as having been exercised.


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          (ii)  The Committee may impose any other conditions
          upon the exercise of a Stock Appreciation Right, which conditions may include a condition that the Stock Appreciation Right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise Stock Appreciation Rights granted prior to the adoption or amendment of such rules and regulations as well as Stock Appreciation Rights granted thereafter. The exercise of a Stock Appreciation Right for cash shall be made only during the periods specified in Rule 16b-3 of the Securities and Exchange Commission.

          (iii) Upon the exercise of a Stock Appreciation Right, the Company shall give to an Optionee an amount (less any applicable withholding taxes, which at the Company's discretion may be settled by withholding shares of Stock or by payment of cash) equivalent to the excess of the value of the shares of Stock for which the right is exercised on the date of such exercise over the exercise price of such shares under the related Option. The value on the date of exercise shall be the Fair Market Value as determined in Section 6(e) of this Plan. Such amount shall be either in cash or in shares of Stock or both as the Committee shall determine. Such determination may be made at the time of the granting of the Stock Appreciation Right and may be changed at any time thereafter. The shares may consist either


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          in whole or in part of authorized and unissued shares
          of Stock or issued shares of Stock whether held in the treasury of the Company or otherwise. No fractional shares of Stock shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

     c)   Expiration or Termination of Stock Appreciation Rights.
          -------------------------------------------------------
          (i) Subject to (c)(ii), each Stock Appreciation Right and all rights and obligations thereunder shall expire on a date to be determined by the Committee.
          (ii) A Stock Appreciation Right shall terminate and may no longer be exercised upon the termination of the related Option.

     d)   Amendment, Suspension or Termination of Stock
          ---------------------------------------------
          Appreciation Rights.  The Committee may, at any time,
          --------------------
          amend, suspend, or terminate any Stock Appreciation
          Right theretofore granted under the Plan.

9.   STRATEGIC INCENTIVE PLAN
     ------------------------
     a)   Administrative Procedure.  Normally, the Committee
          -------------------------
          shall adopt administrative procedures applicable to a Performance Period prior to, or within 30 days after, the date designated by the Committee for the Commencement of such Performance Period. The Committee may, however, adopt such administrative procedures more than 30 days after


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          such commencement if in its option such delayed action
          is appropriate.  Such procedures shall establish
          Indicators of Performance and the Target Awards applicable to the Performance Period. Indicators of Performance may vary from Performance Period to Performance Period.

     b)   Indicators of Performance.  Indicators of Performance
          --------------------------
          may include, but shall not be limited to, increased shareholder value, earnings per share, return on shareholder's equity, return on assets and/or other similar criteria. Such indicators may be based on the Company's performance compared to the performance of one or more selected companies in the petroleum industry during the same Performance Period or may relate solely to the Company's performance during the Performance Period or a combination of such indicators. At the completion of the Performance Period, the Committee will review the Company's actual performance with respect to the Indicators of Performance, and, in its sole judgment, rank the Company's overall performance. Such ranking may range from "noncompetitive" through "competitive" to "outstanding." In arriving at such ranking, the Committee may take into consideration, and make appropriate adjustments for, events occurring during the Performance Period, which the Committee, in its sole judgment, concludes have affected the performance of the Company or any selected company with respect to any of the Indicators of Performance. No Earned Awards will be granted if the Company's overall performance is ranked "non-competitive." Subject


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          to individual performance adjustments therein, if any,
          pursuant to paragraph 9(c) of this Plan, if the Company's overall performance is ranked "competitive," Target Awards will result; higher or lower ranking will result in greater or lesser awards provided that in no event, including individual performance adjustments, shall the Earned Award of a SIP Participant exceed 150% of the SIP Participant's Target Award.

     c)   Award Adjustments.  The Committee in its sole
          ------------------
          discretion may make adjustments in awards determined under paragraph (b) of this Section based on the SIP Participant's individual performance during the Performance Period. The administrative procedures for each Performance Period shall establish the method to be used by the Committee in determining which, if any, SIP Participants may receive such performance adjustments and, subject to the maximum set out in paragraph (b) of this Section, the size of such adjustments.

     d)   Partial Performance Period Participation.  The
          -----------------------------------------
          administrative procedures adopted for each Performance Period shall also include procedures to be used in determining the extent to which an Employee shall participate in a partial Performance Period due to either assignment to a position which makes the Employee eligible to be a SIP Participant after the beginning of such Performance Period or termination of employment prior to the


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          completion of such a Performance Period in which the
          Employee was a SIP Participant.

     e)   Award Settlement.  With respect to each Performance
          -----------------
          Period, settlement of all Earned Awards shall be made in Stock as soon as practicable following the date on which the Committee determines the size of Earned Awards; provided that the Committee may decide to settle such awards over a period or periods of time as the Committee shall deem appropriate.

10.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION
     -----------------------------------------
     In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Committee may make appropriate adjustment in the number, kind, price and value of Stock authorized by this Plan and any adjustment to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights.

11.  MISCELLANEOUS
     -------------
     a) Except as otherwise required by law, no action taken under the Plan shall be taken into account in determining any benefits under any pension, retirement, thrift, profit sharing, group insurance, or other benefit plan maintained by the Company or any Subsidiary, unless such other plan specifically provides for such inclusion.

     b) No Option or Stock Appreciation Right or right under the Strategic Incentive Plan shall be transferable other than by will or the laws of descent and distribution. During the lifetime of an Optionee, any Option or Stock Appreciation Right shall be exercisable only by the Optionee or the Optionee's duly appointed guardian or legal representative.

     c) The Company shall have the right to withhold from any settlement hereunder any Federal, state, or local taxes required by law to be withheld. Such withholding may be satisfied by the withholding of shares of Stock by the Company if the Optionee so requests in a manner prescribed by the Committee, if the Committee so approves, and such withholding of shares does not violate any applicable laws, rules or regulations of Federal, state or local authorities.

     d) All administrative expenses associated with the administration of the Plan shall be borne by the Company.

     e) Masculine pronouns and other words of masculine gender used herein shall refer to both men and women.


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



     f) The titles and headings of the sections in this Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.  AMENDMENT AND TERMINATION
     -------------------------
     The Board may, at any time, terminate or amend this Plan in such respect as it shall deem advisable, provided, the Board may not, without further approval of the stockholders of the Company if such approval is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, amend the Plan so as to (i) increase the number of shares of Stock which may be issued under the Plan, except as provided for in Section 10; (ii) materially modify the requirements as to eligibility for participation;
     (iii) materially increase the benefits accruing to Participants under the Plan; (iv) extend the duration of the Plan beyond the date approved by the stockholders; or (v) increase the maximum dollar amount of ISO's which an individual Optionee may first exercise during any calendar year beyond that permitted in the Code and applicable regulations of the Treasury Department. Notwithstanding the foregoing, no such termination or amendment may adversely affect the rights of any Participant under any Award that is outstanding at the time of such termination or amendment without the Participant's consent.


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



13.  DURATION OF THE PLAN
     --------------------
     The Plan shall become effective on January 1, 1990, provided that it has been approved by the stockholders at the annual meeting of the stockholders in April of 1989, and shall terminate on December 31, 1994.

14.  CHANGE OF CONTROL
     -----------------
     a)   In the event of a Change of Control:

          i) Any Stock Options and Stock Appreciation Rights outstanding as of the date of the Change of Control that are not then fully exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

          ii) All restrictions and other limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

          iii) All Performance Awards and other Awards outstanding as of the date of the Change of Control shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and except as provided in subsection (c) of this Section 14, such


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



               Performance Units shall be settled in cash as promptly as is practicable; and

          iv) All noncompetition covenants and other similar restrictive covenants applicable to any outstanding Awards shall lapse and become null and void and of no further effect.

     b)   A "Change of Control" shall mean:

          i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 as amended (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for the purposes of this subsection (i), the following acquisitions shall not constitute a Change of
               Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or


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               related trust) sponsored or maintained by the
               Company or any corporation controlled by the Company or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 14(b); or

          ii) Individuals who, as of January 12, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 12, 1998, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Corporate Transaction"), in each case,


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               unless, following such Corporate Transaction, (A)
               all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to


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               the extent that such ownership existed prior to
               the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

          iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     c) Notwithstanding the foregoing, if any right to receive cash granted pursuant to this Section 14 would make a Change of Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such right would be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Stock or other securities with a fair market value equal to the cash that would otherwise be payable hereunder.


cc1990 - a Stock Plan98


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